AMENDMENT #1 TO THE EQUITY PURCHASE AGREEMENT ENTERED INTO ON SEPTEMBER 11, 2017

THIS AMENDMENT #1 (the “Amendment”) TO THE EQUITY PURCHASE AGREEMENT ENTERED INTO ON September 11, 2017, is made effective as of January 24, 2018, by and between Aim Exploration, Inc., a Nevada corporation (the “Company”), and L2 Capital, LLC, a Kansas limited liability company (the “Holder”) (collectively the “Parties”).

BACKGROUND

A.      The Company and Holder are the parties to that certain equity purchase agreement (the “EPA”) originally entered into by the Company and Holder on September 11, 2017; and

B.	The Parties desire to amend the EPA as set forth expressly below.

NOW THEREFORE, in consideration of the execution and delivery of the Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.                   Section 2.1 of the EPA shall be replaced in its entirety with the following paragraph:

Section 2.1 PUTS. Upon the terms and conditions set forth herein (including, without limitation, the provisions of Article VII), the Company shall have the right, but not the obligation, to direct the Investor, by its delivery to the Investor of a Put Notice from time to time, to purchase Put Shares (i) in a minimum amount not less than $25,000.00 and (ii) in a maximum amount of the lesser of (a) 100% of the Average Daily Trading Volume and (b) $250,000.00.

2.        This Amendment shall be deemed part of, but shall take precedence over and supersede any provisions to the contrary contained in the EPA. Except as specifically modified hereby, all of the provisions of the EPA, which are not in conflict with the terms of this Amendment, shall remain in full force and effect.

[Signature page to follow]

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IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the date first above written.

Aim Exploration, Inc. /s/ James Robert Todhunter By: Name: James Robert Todhunter Title: Chief Executive Officer	L2 Capital, LLC /s/ Adam Long By: Name: Adam Long Title: Managing Partner

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